Exhibit 10.9

SHARE PURCHASE AGREEMENT

This Share Purchase Agreement (“Agreement”), dated August 5, 2019, among Simon Equity Development, LLC (the “Purchaser”), Black Ridge Acquisition Corp. (the “Company”), Black Ridge Oil & Gas, Inc. (“BROG”) and Allied Esports Media, Inc. (“Allied”).

RECITALS:

A.                  The Company intends to hold a special meeting of its stockholders (“Meeting”) to consider and act upon, among other things, a proposal to adopt and approve an Agreement and Plan of Merger, dated as of December 19, 2018 (the “Merger Agreement”), by and among the Company, Black Ridge Merger Sub Corp., Allied Esports Media, Inc. (f/k/a Allied Esports Entertainment, Inc.), Noble Link Global Limited, Ourgame International Holdings Ltd. and Primo Vital Ltd.

B.                  The Purchaser is willing to purchase shares of common stock of the Company, based on the terms and conditions contained in this Agreement.

NOW THEREFORE IT IS AGREED:

1.                   Purchase of Shares. The Company hereby agrees that it shall sell to Purchaser at the Closing (defined below) $5,000,000 of newly issued shares of common stock of the Company (“New Shares”), valued at the price per share in the Company’s trust account established in connection with its initial public offering (“IPO”) after giving effect to the repayment of the $30,000 loan to the Company (the proceeds of which were placed into the trust account) described in the Company’s proxy statement dated June 28, 2019. Provided, however, that the dollar amount of New Shares which will be sold to Purchaser at Closing shall be reduced by the aggregate dollar amount Purchaser spends, at Purchaser’s sole option, purchasing shares of common stock of the Company in open market or privately negotiated transactions (“Public Shares”).  The purchase price for the New Shares, less $50,000 as payment of the Purchaser’s fees and expenses in connection with the transactions contemplated by this Agreement, shall be delivered by the Purchaser one day prior to the Closing to Continental Stock Transfer and Trust Company, as escrow agent, (the “Escrow Agent”) pursuant to an escrow agreement by and between the Purchaser, an entity formed by the Company solely for purposes of entering into the Escrow Agreement “(NewCo”) and the Escrow Agent in the form attached hereto. If the Closing does not occur or this Agreement is otherwise terminated, the Escrow Agent shall promptly return any such purchase price without interest or deduction in accordance with the terms of the Escrow Agreement. All shares purchased hereunder pursuant to this Section 1, whether Public Shares or New Shares, shall hereafter be referred to as the “Purchased Shares.” Purchaser agrees that it will not seek conversion of any of the shares purchased hereunder at the Meeting.

2.                   Share Issuance/Transfer. In consideration of the agreements set forth in Section 1 hereof, upon consummation of the transactions contemplated by the Merger Agreement (the “Closing”), the Company will issue to the Purchaser one and one-half (1.5) additional share of common stock, par value $0.0001 per share (“Common Stock”), of the Company for every ten (10) Purchased Shares that are purchased by the Purchaser. Additionally, as an inducement for the Purchaser to enter into this Agreement, BROG shall transfer to the Purchaser for no consideration 200,000 shares of Common Stock it currently owns (the “BROG Shares”). The shares of Common Stock issued to the Purchaser by the Company pursuant to this Section 2 and the BROG Shares shall hereafter be collectively referred to as the “Additional Securities.”

3.                   Registration Rights. The Company shall, within thirty (30) calendar days after the Closing (the “Filing Deadline”), file with the Securities and Exchange Commission (the “Commission”) a registration statement registering the resale of the Purchased Shares and Additional Securities (as amended from time to time, the “Registration Statement”), and use its best efforts to have the Registration Statement declared effective within the earlier of (i) sixty (60) days of the filing of the Registration Statement and (ii) five (5) business days after being advised by the Commission that the Commission is not reviewing the Registration Statement or has no further comments to the Registration Statement (the “Effectiveness Deadline”). The Company shall file a post-effective amendment to the registration statement on Form S-3 covering all of the Purchased Shares and Additional Securities as soon as practical upon the Company becoming eligible to use Form S-3 for such purpose. The Company will use its reasonable best efforts to maintain the continuous effectiveness of the Registration Statement until the earlier of (a) the date on which such securities may be resold without volume or manner of sale limitations pursuant to Rule 144 promulgated under the Securities Act and (b) the date on which the Purchaser has notified the Company that all of such registrable securities have actually been sold. Upon the Registration Statement becoming declared effective by the Commission, (i) the Company will promptly notify the Purchaser of the effectiveness of the Registration Statements, and (ii) if after the date the Registration Statement is declared effective, the Purchaser seeks to sell the Purchased Share and/or Additional Securities, the Company shall take all actions reasonably necessary to allow, and shall use reasonable best efforts to ensure that the Company’s transfer agent and counsel facilitate, the sale or transfer of the Purchased Shares and Additional Shares pursuant to the Registration Statement.

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The Company shall:

(a)	advise the Purchaser within one (1) Business Day:

(1)	when the Registration Statement or any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

(2)	of any request by the Commission for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information with respect thereto;

(3)	of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

(4)	of the receipt by the Company of any notification with respect to the suspension of the qualification of the Purchased Shares or Additional Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(5)	if it learns that any statement included in the Registration Statement or related prospectus is misleading and omits to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading.

Notwithstanding anything to the contrary set forth herein, the Company shall not, when so advising the Purchaser of such events, provide the Purchaser with any material, nonpublic information regarding the Company;

(b)            use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement as soon as reasonably practicable;

(c)            upon the occurrence of any event contemplated above, except for such times as the Company is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of the Registration Statement, the Company shall use its best efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Purchased Shares and Additional Securities included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(d)            use its commercially reasonable efforts to cause all the Purchased Shares and Additional Securities to be listed on each securities exchange or market, if any, on which equity securities issued by the Company have been listed; and

(e)            use its reasonable best efforts to take all other steps necessary to effect the registration of the Purchased Shares and Additional Securities contemplated hereby.

The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless the Purchaser (to the extent a seller under any Registration Statement), the officers, directors, agents, partners, members, managers, stockholders, affiliates, employees and investment advisers of each of them, each person who controls the Purchaser (within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Securities Act”) or Section 20 of the Securities Exchange Act of 1934, as amended, the “Securities Exchange Act”)) and the officers, directors, partners, members, managers, stockholders, agents, affiliates, employees and investment advisers of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus included in any Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by the Company of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under Section 3, except to the extent, but only to the extent, that such untrue statements, untrue statements, omissions or omissions are based upon information regarding the Purchaser furnished in writing to the Company by the Purchaser expressly for use therein. The Company shall notify the Purchaser promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by Section 3 of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Purchased Shares and Additional Securities by the Purchaser.

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4.                   Representations of Purchaser. Purchaser hereby represents and warrants to the Company that:

(a)         This Agreement has been validly authorized, executed and delivered by the Purchaser and, assuming the due authorization, execution and delivery thereof by the other party hereto, is a valid and binding agreement enforceable in accordance with its terms, subject to the general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors’ rights generally. The execution, delivery and performance of this Agreement by the Purchaser does not and will not conflict with, violate or cause a breach of, constitute a default under, or result in a violation of (i) any agreement, contract or instrument to which the Purchaser is a party which would prevent the Purchaser from performing its obligations hereunder or (ii) any law, statute, rule or regulation to which the Purchaser is subject.

(b)         Purchaser is an “accredited investor” as defined by Rule 501 under the Securities Act.

(c)         Purchaser acknowledges that it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with the Purchaser’s own legal counsel and investment and tax advisors. Purchaser is familiar with the business, management, financial condition and affairs of the Company.

(d)         Purchaser has reviewed the documents of the Company filed with the Commission (the “Company Filings”), including the definitive proxy statement relating to the Meeting and any supplement thereto (collectively, the “Proxy Statement”), and Purchaser understands the content of the Company Filings and the risks described about an investment in the Company.

(e)         Purchaser has been advised that the New Shares, if any, and the Additional Securities have not been registered under the Securities Act.

5.                   Company, BROG and Allied Representations and Covenants. Each of the Company, BROG and Allied, jointly and severally, hereby represents, warrants and covenants to the Purchaser that:

(a)       The Company is duly organized and is validly existing in good standing under the laws of the jurisdiction of its organization as the type of entity that it purports to be.

(b)       This Agreement has been validly authorized, executed and delivered by it and, assuming the due authorization, execution and delivery thereof by the other party hereto, is a valid and binding agreement enforceable in accordance with its terms, subject to the general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors’ rights generally. The execution, delivery and performance of this Agreement by each of the Company and Allied does not and will not conflict with, violate or cause a breach of, constitute a default under, or result in a violation of (i) any agreement, contract or instrument to which the Company or Allied is a party which would prevent the Company or Allied from performing its obligations hereunder or (ii) any law, statute, rule or regulation to which the Company or Allied is subject.

(c)       Each of the Company, BROG and Allied has the requisite corporate power and authority to enter into and to perform its obligations under this Agreement; and the execution, delivery and performance by the Company of this Agreement has been duly authorized by all necessary action on the part of the Company.

(d)       None of the Company Filings, as of their respective dates (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and the Proxy Statement as of the date hereof contains and at the Closing date will not contain any untrue statement of a material fact or omit statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)       The representations and warranties the Company, Allied and their representative affiliates contained in their Merger Agreement are true, correct and complete and the Purchaser may rely on such representations and warranties as if such representations and warranties had been made directly to the Purchaser.

(f)        The Company shall use the $5,000,000 of proceeds from the purchase price of the Purchased Shares as set forth in the letter agreement by and among the Company, Allied and the Purchaser dated as of June 26, 2019 (the “Letter Agreement”).

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(g)       BROG is the sole record and beneficial owner of the BROG Shares. None of the BROG Shares is subject to any lien, claim, restriction, security interest or encumbrance or to any option, warrant or agreement (collectively, “Encumbrances”) that restricts BROG from transferring good and marketable title to the BROG Shares to the Purchaser free and clear of any Encumbrances except for the restrictions on transferability set forth in that certain Stock Escrow Agreement, dated as of October 4, 2017, between the Company and BROG which restrictions will be released with respect to the BROG Shares on the Closing. BROG acknowledges and agrees that the Purchaser’s entering into this Agreement constitutes good and valuable consideration for BROG transferring the BROG Shares to the Purchaser as an inducement to enter into this Agreement, by virtue of the benefits BROG is receiving and a stockholder of the Company.

6.                   Conditions to Closing. The Purchaser shall not be required to purchase the New Shares or otherwise consummate the transactions contemplated hereby unless (i) the Company shall have formed NewCo and (ii) NewCo shall have entered into an escrow agreement with the Purchaser and the Escrow Agent in the form attached as Exhibit A hereto.

7.                   Disclosure; Exchange Act Filings. Promptly after execution of this Agreement, the Company will file a Current Report on Form 8-K (“Signing Form 8-K”) under the Exchange Act reporting it. The parties to this Agreement shall reasonably cooperate with one another to cause the Signing Form 8-K to be filed with the Commission.

8.                   Entire Agreement; Amendment. This Agreement, together with the Letter Agreement, (except to the extent the Letter Agreement is superseded hereby), constitute the entire agreement among the parties with respect to the subject matter hereof and may be amended or modified only by written instrument signed by all parties. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

9.                   Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of New York, including the conflicts of law provisions and interpretations thereof.

10.                Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed signature page by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

11.                Termination. Notwithstanding any provision in this Agreement to the contrary, this Agreement shall become null and void and of no force and effect (i) upon the termination of the Merger Agreement prior to the Closing, (ii) if the Purchaser fails to purchase the $5 million of Purchased Shares by the Closing, (iii) if the Merger shall not have been completed by August 10, 2019, (iv) if any condition or covenant set forth in the Merger Agreement has been amended, modified, deleted or otherwise changed or waived by any party to the Merger Agreement without the written consent of Purchaser, (v) if TV AZTECA S.A.B. DE C.V., a Grupo Salinas company, shall have not purchased $5 million of shares of Common Stock of BRAC on the same terms as the Purchaser’s purchase of Purchased Shares pursuant to this Agreement (vi) upon a breach by any party hereto of their respective representations, warranties or covenants set forth in this Agreement or (vii) the conditions set forth in Section 6 are not satisfied. Notwithstanding any provision in this Agreement to the contrary, the Company’s obligation to issue the shares of Common Stock to the Purchaser pursuant to Section 2 hereof and BROG’s obligation to transfer the BROG Shares to the Purchaser pursuant to Section 2 hereof shall be conditioned on the Closing occurring and the Purchaser purchasing the $5 million of Purchased Shares.

12.                Remedies. Each of the parties hereto acknowledges and agrees that, in the event of any breach of any covenant or agreement contained in this Agreement by the other party, money damages may be inadequate with respect to any such breach and the non-breaching party may have no adequate remedy at law. It is accordingly agreed that each of the parties hereto shall be entitled, in addition to any other remedy to which they may be entitled at law or in equity, to seek injunctive relief and/or to compel specific performance to prevent breaches by the other party hereto of any covenant or agreement of such other party contained in this Agreement.

13.                Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns. This Agreement shall not be assigned by either party without the prior written consent of the other party hereto.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PURCHASER:

By:
Name:
Title:

COMPANY:

By:
Name:
Title:

ALLIED:

By:
Name:
Title:

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